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                                                                 EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated January 25, 1994 included in and incorporated by reference in Merck & Co., Inc.'s Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in this Registration Statement



                                         /s/ ARTHUR ANDERSEN LLP
                                         -----------------------
                                           ARTHUR ANDERSEN LLP



New York, New York
January 25, 1995